This is filed pursuant to Rule 497(e).
File Nos.: 33-18647 and 811-05398

                                                             Class B Prospectus

                          ALLIANCE VARIABLE PRODUCTS

                                  SERIES FUND

                                  May 3, 1999

                            Total Return Portfolio

 This  Prospectus describes a  Portfolio that is  available as an  underlying investment  through your variable  contract. For information about  your variable  contract,  including information  about  insurance-related expenses, see the Prospectus for your variable contract which accompanies this Prospectus.

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this
            Prospectus. Any representation to the contrary is a
                criminal offense.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY........................................................   3
  Summary of Principal Risks...............................................   4
GLOSSARY...................................................................   5
DESCRIPTION OF THE PORTFOLIO...............................................   7
  Investment Objectives and Policies.......................................   7
  Description of Investment Practices......................................   8
  Additional Risk Considerations...........................................   9
MANAGEMENT OF THE PORTFOLIO................................................  11
PURCHASE AND SALE OF SHARES................................................  12
  How The Portfolio Values Its Shares......................................  12
  How To Purchase and Sell Shares..........................................  12
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  12
DISTRIBUTION ARRANGEMENTS..................................................  12
FINANCIAL HIGHLIGHTS.......................................................  13

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about the Portfolio of the Fund, including a detailed description of the risks of an investment in the Portfolio, after this summary.

The Risk/Return Summary describes the Portfolio's objectives, principal investment strategies and principal risks. The Portfolio's summary includes a discussion of some of the principal risks of investing in the Portfolio. A further discussion of these and other risks is on page 5.

A more detailed description of the Portfolio, including the risks associated with investing in the Portfolio, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

  . how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad based securities market index; and

  . changes in the Portfolio's performance from year to year over the life of the Portfolio.

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for the Portfolio would be lower.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

  .  You may lose money by investing in the Portfolio.

  . An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Total Return Portfolio

  Objective: The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation.

  Principal Investment Strategies and Risks: The Portfolio primarily invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), and common stocks.

  Among the principal risks of investing in the Portfolio are interest rate risk, credit risk, and market risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                       Since
                                                     1 Year  5 Years Inception
                                                     ------  ------- ---------
     Portfolio...................................... 16.74%   13.94%   13.18%
     60% S&P 500 Index
     40% Lehman Brothers Government Corporate Bond
      Index......................................... 20.95%   17.35%   16.13%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from December 28, 1992 for the Portfolio and December 31, 1992 for the Index.

                                   Bar Chart




 89     90      91      92      93      94      95      96      97      98
----   ----    ----    ----    ----    ----    ----    ----    ----    ----
N/A    N/A     N/A     N/A     9.5     (4.0)   23.4    14.9    20.9    16.7



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 14.32%, 4th quarter, 1998; and

   Worst quarter was down 7.07%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Portfolio will change with changes in the values of the Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect the Portfolio's investments as a whole. The Portfolio could be subject to additional principal risks because the types of investments made by the Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolio, its investments, and related risks.

  . Interest Rate Risk This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest in future dates. Interest rate risk is particularly applicable to a Portfolio that invests in fixed-income securities. Increases in interest rates may cause the value of the Portfolio's investments to decline.

     Even a Portfolio that invests a substantial portion of its assets in the highest quality debt securities, including U.S. Government securities, is subject to interest rate risk.

     Interest rate risk is generally greater for a Portfolio that invests in debt securities with longer maturities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these type of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Portfolio must reinvest its assets in debt securities with lower interest rates.

  . Credit Risk This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

     Credit risk is greater for a Portfolio that invests in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default.

  . Market Risk This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

  . Management Risk The Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risks analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

  . Allocation Risk A Portfolio that allocates its investments between equity and debt securities may have a more significant risk that poor performance of one asset class will have a greater effect on the Portfolio's net asset value.

GLOSSARY

This Prospectus uses the following terms.

Types of Securities

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and preferred stocks, including floating rate and variable rate instruments.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Rating Agencies, Rated Securities and Indexes

Duff & Phelps is Duff & Phelps Credit Rating Company.

Fitch is Fitch IBCA, Inc.

High-quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch, or Duff 2 by Duff & Phelps.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or B and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

Other

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Securities Act is the Securities Act of 1933, as amended.

DESCRIPTION OF THE PORTFOLIO

This section of the Prospectus provides a more complete description of the Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that the Portfolio will achieve its investment objective.

Please note that:

  . Additional discussion of the Portfolio's investments, including the risks of the investments, can be found in the discussion under Description of Investment Practices following this section.

  . The description of the principal risks for the Portfolio may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in the Portfolio can be found in the discussion under Additional Risk Considerations.

  . Additional descriptions of the Portfolio's strategies, investments and risks can be found in the Statement of Additional Information or SAI.

  . Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and
     (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Policies

Total Return Portfolio

The Portfolio's investment objective is to achieve a high return through a combination of current income and capital appreciation. The Portfolio invests in U.S. Government and agency obligations, bonds, fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance. The Portfolio may enter into forward commitments for up to 30% of its total assets and invest up to 10% of its total assets in illiquid securities.

DESCRIPTION OF INVESTMENT PRACTICES

This section describes the Portfolio's investment practices and associated risks. Unless otherwise noted, the Portfolio's use of any of these practices was specified in the previous section.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued basis" or purchases or sales on a "delayed delivery basis." In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Illiquid Securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

The Portfolio may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor the Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Future Developments. The Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Portfolio Turnover. The portfolio turnover rate for the Portfolio is included in the Financial Highlights section. The Portfolio is actively managed and, in some cases in response to market conditions, a Portfolio's turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary Defensive Position. For temporary defensive purposes, the Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. Such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below.

Fixed-Income Securities. The value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of the Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of the Portfolio.

U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which certain Portfolios invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

Year 2000. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. The failure of any of the computer systems employed by the Portfolio's major service providers to process Year 2000 related information properly could have a significant negative impact on the Portfolio's operations and the services that are provided to the Portfolio's shareholders. In addition, to the extent that the operations of issuers of securities held by the Portfolio is impaired by the Year 2000 problem, or prices of securities held by the Portfolios decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolio's shares may be materially affected.

With respect to the Year 2000, the Portfolio has been advised that Alliance, the Portfolio's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), the Portfolio's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), the Portfolio's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance"), began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Portfolio.

The Portfolio and Alliance have been advised by the Portfolio's Custodian and Administrator that they are each in the process of reviewing their systems with the same goals. As of the date of this Prospectus, the Portfolio and Alliance have no reason to believe that the Custodian or Administrator will be unable to achieve these goals.

MANAGEMENT OF THE PORTFOLIO

Investment Adviser

The Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $286 billion (of which approximately $118 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The 54 registered investment companies, with more than 118 separate portfolios, managed by Alliance currently have over 3.6 million shareholder accounts. As of December 31, 1998, Alliance was retained as an investment manager for employee benefit plan assets of 35 of the FORTUNE 100 companies.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 1998 the fee paid to Alliance by the Portfolio as a percentage of average net assets was .62%, net of fee waivers and/or reimbursements. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the Portfolio as a percentage of net assets would have been .63%.

Portfolio Managers

The following table lists the person who is primarily responsible for the day-to-day management of the Portfolio, the length of time the person has been primarily responsible for the Portfolio, and that person's principal occupation during the past five years.

                                                         Principal Occupation
                          Employee; Time Period;                During
       Portfolio              Title With ACMC            The Past Five Years*
       ---------          ----------------------       ------------------------
 Total Return Portfolio   Paul C. Rissman; since       Associated with Alliance
                          inception; Senior Vice       since prior to 1994
                          President of ACMC

--------
* Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.

PURCHASE AND SALE OF SHARES

How The Portfolio Values Its Shares

The Portfolio's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio's values its securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolio's Directors or Trustees believe accurately reflect fair market value. The Portfolio invests in certain securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. The Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

How To Purchase and Sell Shares

The Portfolio offers its shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the Prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the Prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. The Portfolio has adopted a plan under the Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single Class A share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A shares of the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in the SAI, which is available upon request. Since the Portfolios did not offer Class B shares prior to January 1999, the financial highlights are solely for Class A shares and do not reflect the annual Class B Rule 12b-1 fee of .25% of average net assets.


                                          Total Return Portfolio
                                   -----------------------------------------
                                          Year Ended December 31,
                                   -----------------------------------------
                                    1998     1997     1996     1995    1994
                                   -------  -------  -------  ------  ------
Net asset value, beginning of
 year............................. $ 16.92  $ 14.63  $ 12.80  $10.41  $10.97
                                   -------  -------  -------  ------  ------
Income From Investment Operations
Net investment income(a)(b).......     .41      .39      .27     .36     .15
Net realized and unrealized gain
 (loss) on investment
 transactions.....................    2.36     2.62     1.66    2.10    (.56)
                                   -------  -------  -------  ------  ------
Net increase (decrease) in net
 asset value from operations......    2.77     3.01     1.93    2.46    (.41)
                                   -------  -------  -------  ------  ------
Less: Dividends and Distributions
Dividends from net investment
 income...........................    (.29)    (.23)    (.07)   (.07)   (.09)
Distributions from net realized
 gains............................   (1.34)    (.49)    (.03)    -0-    (.06)
                                   -------  -------  -------  ------  ------
Total dividends and
 distributions....................   (1.63)    (.72)    (.10)   (.07)   (.15)
                                   -------  -------  -------  ------  ------
Net asset value, end of year...... $ 18.06  $ 16.92  $ 14.63  $12.80  $10.41
                                   =======  =======  =======  ======  ======
Total Return
Total investment return based on
 net asset value(c)...............   16.99%   21.11%   15.17%  23.67%  (3.77)%
Ratios/Supplemental Data
Net assets, end of year (000's
 omitted)......................... $59,464  $42,920  $25,875  $8,242  $  750
Ratios to average net assets of:
  Expenses, net of waivers and
   reimbursements.................     .88%     .88%     .95%    .95%    .95%
  Expenses, before waivers and
   reimbursements.................     .95%     .88%    1.12%   4.49%  19.49%
  Net investment income(a)........    2.41%    2.46%    2.76%   3.16%   2.29%
Portfolio turnover rate...........      57%      65%      57%     30%     83%

--------
Footnotes:

(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

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

For more information about the Portfolio, the following documents are available upon request:

Annual/Semi-annual Reports to Shareholders

The Portfolio's annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Funds' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:                 c/o Alliance Fund Services, Inc.
                         P.O. Box 1520
                         Secaucus, NJ 07096-1520

By phone:                For Information:
                                        (800) 221-5672
                         For Literature:(800) 227-4618

Or you may view or obtain these documents from the Commission:

In person:               at the Commission's Public Reference Room in
                         Washington, D.C.

By phone:                1-800-SEC-0330

By mail: Public Reference Section Securities and Exchange Commission Washington, DC 20549-6009 (duplicating fee required)

On the Internet:         www.sec.gov

You also may find more information about Alliance and the Portfolio on the internet at: www.Alliancecapital.com.

                                       15